UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 2, 2007

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)
Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

21700 Barton Road Colton, California	92324
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 783-5000
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 2, 2007, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. Announces $275 Million Senior Notes Offering”. A copy of this press release is attached hereto and incorporate by reference as exhibit 99.5.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.5	Text of press release, dated April 2, 2007, entitled “Stater Bros. Holdings Inc. Announces $275 Million Senior Notes Offering”.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.
/s/ Phillip J. Smith

By:	Phillip J. Smith
Executive Vice President and Chief Financial Officer

Date: April 2, 2007